UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
FORM 8-K/A
_________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 13, 2015
___________________________
SOUTHERN CALIFORNIA EDISON COMPANY
(Exact name of registrant as specified in its charter)
______________________________________

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
CALIFORNIA	001-2313	95-1240335

2244 Walnut Grove Avenue
(P.O. Box 976)
Rosemead, California 91770
(Address of principal executive offices, including zip code)
626-302-2222
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events
As previously conveyed in a current report on Form 8-K originally filed with the Securities and Exchange Commission (“SEC”) on January 15, 2015 (the “Original Form 8-K”); Southern California Edison Company (“SCE”) agreed to sell $550,000,000 principal amount of its 1.845% Amortizing First and Refunding Mortgage Bonds, Series 2015A, Due 2022; $325,000,000 principal amount of its 2.400% First and Refunding Mortgage Bonds, Series 2015B, Due 2022; and $425,000,000 principal amount of its 3.600% First and Refunding Mortgage Bonds, Series 2015C, Due 2045 on January 13, 2015. The Original Form 8-K lists Exhibit 4.2, Certificate as to Actions Taken by Officer of Southern California Edison Company, dated as of January 13, 2015 (“Exhibit 4.2”), as an exhibit to the report. However, Exhibit 4.2 was inadvertently omitted when the Original Form 8-K was filed. This amendment to the Original Form 8-K is being filed in order to include Exhibit 4.2.

Item 9.01     Financial Statement and Exhibits
(d) Exhibits.
Exhibit 4.2: Certificate as to Actions Taken by Officer of Southern California Edison Company, dated as of January 13, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN CALIFORNIA EDISON COMPANY (Registrant)
/s/ CONNIE J. ERICKSON _______________________________________ CONNIE J. ERICKSON Vice President and Controller

Date: April 1, 2015